                                   OPPENHEIMER MULTIPLE STRATEGIES FUND
                                 Supplement dated October 28, 2002 to the
                                   Statement of Additional Information
                                                        dated January 28, 2002

The Statement of Additional Information is changed as follows:

1.       The section captioned " Additional Information About the Fund - The Custodian" on page 77 is replaced with the following:

     The  Custodian.  The  JPMorgan  Chase Bank is the  custodian  of the  Fund's  assets.  The  custodian's  responsibilities  include safeguarding  and controlling the Fund's  portfolio  securities and handling the delivery of such securities to and from the Fund.
     It is the practice of the Fund to deal with the custodian in a manner  uninfluenced by any banking  relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by
     Federal deposit insurance. Those uninsured balances at times may be substantial.

2.       The section captioned "Custodian Bank" on the back cover is replaced with the following:

                  JPMorgan Chase Bank
                  4 Chase MetroTech Center
                  Brooklyn,  New York 11245

October 28,  2002                                                      PX0240.011